UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 16, 2016, pursuant to the Agreement and Plan of Merger dated January 26, 2016 among Lockheed Martin Corporation (“Lockheed Martin”), Leidos Holdings, Inc. (“Leidos”), Abacus Innovations Corporation (“Abacus”), and Lion Merger Co., as amended (the “Merger Agreement”), and the Separation Agreement dated as of January 26, 2016 among Lockheed Martin and Abacus, as amended (the “Separation Agreement”), Lockheed Martin completed the previously announced transaction to separate its Information Systems & Global Solutions business segment (the “IS&GS business”) and merge this business with Leidos in a Reverse Morris Trust transaction (the “Transactions”). In the Transactions, Abacus, a wholly owned subsidiary of Lockheed Martin created to facilitate the Transactions, merged with a subsidiary of Leidos following the transfer of the IS&GS business to Abacus, with Abacus surviving the merger as a wholly owned subsidiary of Leidos. As a result of the Transactions, Lockheed Martin received a one-time special cash payment of $1.80 billion and reduced its common stock outstanding by 9,369,694 shares through an exchange offer of 76,958,918 shares of Abacus common stock (which converted into shares of common stock of Leidos upon completion of the Transactions) for shares of Lockheed Martin common stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, as amended by that certain Amendment dated as of June 27, 2016 to the Merger Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement that is filed as Exhibit 2.3 to this Current Report on Form 8-K and incorporated herein by reference, as amended by that certain Amendment dated as of June 27, 2016 to the Separation Agreement, a copy of which is filed as Exhibit 2.4 to this Current Report on Form 8-K and incorporated herein by reference. A copy of Lockheed Martin’s press release announcing completion of the Transactions was filed as Exhibit 99.2 to the Corporation’s Current Report on Form 8-K filed with the SEC on August 16, 2016 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial information of Lockheed Martin is filed as Exhibit 99.1 hereto and incorporated herein by reference:

•	The unaudited pro forma consolidated statements of earnings of Lockheed Martin for the six months ended June 26, 2016 and for the years ended December 31, 2015, 2014 and 2013 after giving effect to the Transactions as if they had occurred on January 1, 2013;

•	The unaudited pro forma consolidated balance sheet of Lockheed Martin as of June 26, 2016 after giving effect to the Transactions as if they had occurred on June 26, 2016; and

•	Notes to the unaudited pro forma consolidated financial information.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2016, among Lockheed Martin Corporation, Leidos Holdings, Inc., Abacus Innovations Corporation and Lion Merger Co. (incorporated by reference to Exhibit 2.1 of Lockheed Martin Corporation’s Current Report on Form 8-K filed on January 27, 2016).

2.2	Amendment to Agreement and Plan of Merger, dated as of June 27, 2016, among Lockheed Martin Corporation, Leidos Holdings, Inc., Abacus Innovations Corporation and Lion Merger Co. (incorporated by reference to Exhibit 2.1 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016).

2.3	Separation Agreement, dated as of January 26, 2016, between Lockheed Martin Corporation and Abacus Innovations Corporation (incorporated by reference to Exhibit 2.2 of Lockheed Martin Corporation’s Current Report on Form 8-K filed on January 27, 2016).

2.4	Amendment to Separation Agreement, dated as of June 27, 2016, between Lockheed Martin Corporation and Abacus Innovations Corporation (incorporated by reference to Exhibit 2.2 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016).

99.1	Unaudited pro forma consolidated financial information of Lockheed Martin Corporation.

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin’s financial results, operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Lockheed Martin will be realized. This document also contains statements about the impacts of the transaction to separate Lockheed Martin’s Information Systems & Global Solutions business segment and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transactions”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transactions, including differences in the final adjustments and gains that will be reported in discontinued operations for the IS&GS business in our future filings from the pro forma adjustments and estimated gains included in the pro forma financial statements as a result of post-closing adjustments and other factors, risks related to our ability to recover corporate overhead costs previously allocated to the IS&GS business through the pricing of our products and services in future periods, risks relating to the Transactions, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, and the risk that disruptions from the Transactions will harm Lockheed Martin’s business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin’s filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and quarterly reports on Form 10-Q which are available on Lockheed Martin’s website at http://www.lockheedmartin.com/investor and at the SEC’s website at http://www.sec.gov. Lockheed Martin does not assume any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: August 22, 2016	by:	/s/ Brian P. Colan
Brian P. Colan
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2016, among Lockheed Martin Corporation, Leidos Holdings, Inc., Abacus Innovations Corporation and Lion Merger Co. (incorporated by reference to Exhibit 2.1 of Lockheed Martin Corporation’s Current Report on Form 8-K filed on January 27, 2016).

2.2	Amendment to Agreement and Plan of Merger, dated as of June 27, 2016, among Lockheed Martin Corporation, Leidos Holdings, Inc., Abacus Innovations Corporation and Lion Merger Co. (incorporated by reference to Exhibit 2.1 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016).

2.3	Separation Agreement, dated as of January 26, 2016, between Lockheed Martin Corporation and Abacus Innovations Corporation (incorporated by reference to Exhibit 2.2 of Lockheed Martin Corporation’s Current Report on Form 8-K filed on January 27, 2016).

2.4	Amendment to Separation Agreement, dated as of June 27, 2016, between Lockheed Martin Corporation and Abacus Innovations Corporation (incorporated by reference to Exhibit 2.2 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016).

99.1	Unaudited pro forma consolidated financial information of Lockheed Martin Corporation.